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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2004



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                           001-31346                        76-0281502
     (State or other jurisdiction         (Commission File Number)              (I.R.S. Employer
           of incorporation)                                                    Identification No.)

       10370 Richmond Avenue, Suite 990                                               77042
                 Houston, TX
  (Address of principal executive offices)                                          (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Mr. J. Jack Watson resigned from the Board of Directors of W-H Energy Services, Inc. (the "Company") effective November 22, 2004. Mr. Watson was a member of the Audit Committee of the Board of Directors.

         (d) Effective November 22, 2004, the Company's Board of Directors elected Mr. James D. Lightner to the Company's Board of Directors and to the Audit Committee of the Board of Directors. Pursuant to the Company's director compensation policy, Mr. Lightner was granted options to purchase up to 10,000 shares of the Company's common stock. Mr. Lightner will also be entitled to receive cash compensation and additional option grants in accordance with the Company's director compensation policy.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     W-H ENERGY SERVICES, INC.


Date: November 22, 2004              By: /s/ ERNESTO BAUTISTA
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller